QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 4, 2003

ODETICS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-08762	95-2588496
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1515 South Manchester Avenue, Anaheim, California 92802
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (714) 774-5000

Not Applicable
(Former Name or Former Address, if Changed since Last Report)

Item 7.    Exhibits

(a)
Financial Statements of Business Acquired

        Not Applicable.

(b)
Pro Forma Financial Information

        Not Applicable.

(c)
Exhibits

        99.1    Press Release dated June 4, 2003, of the Registrant.

Item 9.    Regulation FD Disclosure

        The information contained in this Item 9 of this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

        The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

        On June 4, 2003, Odetics, Inc. issued an earnings release announcing its financial results for the fourth quarter ended March 31, 2003. A copy of the earnings release is attached as Exhibit 99.1.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 6, 2003	ODETICS, INC., a Delaware corporation
	By:	/s/ GREGORY A. MINER Gregory A. Miner Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibits	Description
99.1	Press Release dated June 4, 2003, of the Registrant.

QuickLinks

SIGNATURE
EXHIBIT INDEX